                                                                      EXHIBIT 99

                                  CENTER TRUST
                            SUPPLEMENTAL INFORMATION
                                 MARCH 31, 1999

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Company Profile.............................................      5
Financial Highlights........................................    6-7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................      8
Same Property Activity......................................      9
Summary of Leasing Activity -- Community Shopping Centers...     10
Portfolio Summary...........................................     11
Portfolio Detail -- by Region...............................  12-16
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................     17
Lease Expirations -- Community Shopping Centers by Region...  18-19
Tenant Concentration........................................     20
Segment Concentration.......................................     21
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................     22
Balance Sheets..............................................     23
Summary of Outstanding Debt.................................     24
Schedule of Mortgage Debt Maturities........................     25

                                  CENTER TRUST

                                COMPANY PROFILE
                                 MARCH 31, 1999

     Center Trust, a fully integrated, self-managed real estate investment trust, is a leading developer, owner and manager of retail shopping centers in the western United States. The Company owns or controls a portfolio of 62 shopping centers, comprised of 49 community shopping centers, two regional malls and 11 single tenant facilities comprising 12.3 million square feet of total shopping center gross leasable area (GLA) and 10.2 million square feet of Company owned GLA. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, March 31, 1999 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1998 Form 10-K and 1999 quarterly filings on Form 10-Q.

     Certain statements contained in this Supplemental Information package may be forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from what is currently anticipated. Those risks include, among others, national and local economic, business and real estate conditions that will, among other things, affect demand for retail properties, availability of financing for both tenants and the Company, adverse changes in the real estate markets including, among other things, competition with other companies, risks of real estate acquisition and development (including the failure of pending acquisitions to close and successful completion of renovations), governmental actions and initiatives, and environmental/safety requirements, and other risks detailed from time to time in Center Trust's SEC filings.

     Copies of this information as well as other public filings are available by request. Please direct your requests in addition to any questions you have to Stuart Gulland, Senior Vice President and Chief Financial Officer, Ed Stokx, Vice President and Controller or Lorie Schkud, Investor Relations, Center Trust, 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, or call (310) 546-4520.

                                  CENTER TRUST

                              FINANCIAL HIGHLIGHTS
                                 MARCH 31, 1999
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
FINANCIAL HIGHLIGHTS
  Funds From Operations (FFO)
     FFO -- Basic...........................................  $10,702    $ 7,520
     FFO -- Diluted(1)......................................  $14,169    $10,987
     FFO per share -- Basic.................................  $  0.35    $  0.34
     FFO per share -- Diluted(1)............................  $  0.36    $  0.35
  Net Income Available to Common Shareholders...............  $20,892    $ 1,780
     Net Income Per Share -- Basic..........................  $  0.83    $  0.10
     Net Income Per Share -- Diluted........................  $  0.70    $  0.10
                                                              =======    =======
  EBITDA....................................................  $23,599    $17,935
  Funds Available for Distribution (FAD)....................  $10,864    $ 7,748
     FAD per share -- Basic.................................  $  0.36    $  0.35
  Dividends Per Share.......................................  $  0.36    $  0.36
  Interest Expense Coverage Ratios
     Based on EBITDA........................................      1.8        1.7
     Based on EBITDA -- Excluding Debentures................      2.5        2.6

                                                                         AS OF
                                                      -------------------------------------------
                                                       MARCH 31,     DECEMBER 31,    DECEMBER 31,
                                                         1999            1998            1997
                                                      -----------    ------------    ------------
PORTFOLIO INFORMATION
  Company Owned GLA
     Community Shopping Centers.....................    8,003,655      7,887,404       4,704,838
     Regional Malls.................................    1,178,009      1,178,009       1,152,040
     Single Tenant Facilities.......................    1,000,086      1,119,212       1,360,121
       Total Company Owned GLA......................   10,181,750     10,184,625       7,216,999
  Percentage Leased
     Community Shopping Centers.....................         91.8%          91.9%           93.8%
     Regional Malls.................................         89.1%          90.9%           91.3%
     Single Tenant Facilities.......................        100.0%         100.0%          100.0%
       Overall Portfolio............................         92.3%          92.7%           94.6%
  Average Base Rent
     Community Shopping Centers.....................  $     10.93    $     11.26      $    11.15
     Regional Malls.................................  $     16.33    $     16.16      $    16.95
     Single Tenant Facilities.......................  $      6.13    $      6.37      $     5.73
       Overall Portfolio............................  $     11.03    $     11.23      $    10.96
  Number of Properties
     Community Shopping Centers.....................           49             49              30
     Regional Malls.................................            2              2               2
     Single Tenant Facilities.......................           11             12              14
       Overall Portfolio............................           62             63              46

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

                                  CENTER TRUST

                              FINANCIAL HIGHLIGHTS
                                 MARCH 31, 1999
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                                 THREE MONTHS ENDED
                                                                     MARCH 31,
                                                              ------------------------
                                                                 1999          1998
                                                              ----------    ----------
EQUITY INFORMATION
  Units Outstanding at End of Period........................   4,938,240     5,193,261
  Common Shares Outstanding at End of Period(1).............  24,437,348    19,014,158
                                                              ----------    ----------
  Total Units and Common Shares Outstanding at End of
     Period.................................................  29,375,588    24,207,419
                                                              ==========    ==========
  Basic Weighted Average Units Outstanding..................   4,940,907     4,373,898
  Basic Weighted Average Common Shares Outstanding..........  25,243,256    17,645,687
                                                              ----------    ----------
  Basic Weighted Average Units and Common Shares
     Outstanding............................................  30,184,163    22,019,587
  Number of Common Shares Attributed to Convertible and
     Exchangeable Debentures................................   9,366,389     9,366,611
  Other Common Stock Equivalents............................          --       122,702
                                                              ----------    ----------
  Diluted Weighted Average Common Shares and Common Share
     Equivalents(2).........................................  39,550,552    31,508,901
                                                              ==========    ==========

                                                                            AS OF
                                                          -----------------------------------------
                                                          MARCH 31,    DECEMBER 31,    DECEMBER 31,
                                                            1999           1998            1997
                                                          ---------    ------------    ------------
                                                              (IN THOUSANDS, EXCEPT SHARE DATA)
DEBT-TO-MARKET CAPITALIZATION
  Common Stock Price at End of Period...................  $  11.50      $    12.25       $  17.44
  Equity Market Capitalization..........................  $337,819      $  371,481       $356,729
  Total Capitalization..................................  $999,043      $1,037,466       $838,988
  Total Capitalization Assuming Conversion of
     Debentures.........................................  $938,162      $  938,608       $833,743
  Debt-to-Total Capitalization..........................      66.2%           64.2%          57.5%
  Debt-to-Total Capitalization(3).......................      53.2%           59.4%          61.1%
  Debt-to-Total Capitalization Assuming Conversion of
     Debentures.........................................      52.5%           50.6%          37.6%
  Debt-to-Total Capitalization Assuming Conversion of
     Debentures(3)......................................      52.8%           45.5%          41.2%

---------------
(1) As of March 31, 1999, an affiliate of Lazard Freres Real Estate Investors, LLC was obligated to purchase as additional 2,260,232 shares of common stock at $15.00 per share.

(2) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS if they are antidilutive.

(3) Assuming a consistent stock price of $15.00 per share which represents the price of stock sold during the respective periods.

                                  CENTER TRUST

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING

                              AS OF MARCH 31, 1999

COMMON SHARES:
  Balance, January 1, 1998..................................  16,174,848
     Shares Issued..........................................   2,700,000
     Issuance of Stock Awards to Employees..................     139,310
                                                              ----------
  Balance, March 31, 1998...................................  19,014,158
     Shares Issued..........................................   3,333,333
     Issuance of Stock Awards to Employees..................         769
                                                              ----------
  Balance, June 30, 1998....................................  22,348,260
     Shares Issued..........................................   3,366,667
     Issuance of Stock Awards to Employees..................      64,681
                                                              ----------
  Balance, September 30, 1998...............................  25,779,608
     Shares Repurchased(1)..................................    (436,700)
     Issuance of Stock Awards to Employees..................       3,819
                                                              ----------
  BALANCE, DECEMBER 31, 1998................................  25,346,727
     Shares Repurchased(1)..................................    (966,700)
     Operating Partnership Units Converted to Shares........      40,000
     Shares issued for Convertible Debentures...............         222
     Issuance of Stock Awards to Employees..................      17,099
                                                              ----------
  BALANCE, MARCH 31, 1999...................................  24,437,348
                                                              ==========
OPERATING PARTNERSHIP UNITS:
  Balance, January 1, 1998..................................   4,279,789
     Units Issued...........................................     913,472
                                                              ----------
  Balance, March 31, 1998...................................   5,193,261
     Units Issued...........................................      78,978
                                                              ----------
  Balance, June 30, 1998....................................   5,272,239
     Units Issued...........................................       1,621
     Units Repurchased......................................     (86,148)
                                                              ----------
  Balance, September 30, 1998...............................   5,187,712
     Units Repurchased......................................    (209,472)
                                                              ----------
  BALANCE, DECEMBER 31, 1998................................   4,978,240
     Units Converted to Shares..............................     (40,000)
                                                              ----------
  BALANCE, MARCH 31, 1999...................................   4,938,240
                                                              ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

                                  CENTER TRUST

                             SAME PROPERTY ACTIVITY
                                 MARCH 31, 1999

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
               COMMUNITY SHOPPING CENTERS(1)                   1999       1998      % CHANGE
               -----------------------------                  -------    -------    --------
Revenues:
  Rental Revenue............................................  $11,858    $11,457        3.5%
  Recoveries from Tenants...................................    2,964      2,937        0.9%
  Other Income..............................................      136        177      (23.2)%
                                                              -------    -------
       Total Revenues.......................................   14,958     14,571        2.7%
                                                              -------    -------
Expenses:
  Recoverable Operating Expenses............................    3,252      3,099        4.9%
  Other Operating Expenses..................................      392        355       10.4%
                                                              -------    -------
       Total Expenses.......................................    3,644      3,454        5.5%
                                                              -------    -------
Net Operating Income........................................  $11,314    $11,117        1.8%
                                                              =======    =======
       Total Properties.....................................       28         28
                                                              =======    =======
Percentage Leased...........................................     93.8%      93.4%
                                                              =======    =======
Average Base Rent per square foot...........................  $ 11.33    $ 11.11
                                                              =======    =======

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                       REGIONAL MALLS                          1999       1998      % CHANGE
                       --------------                         -------    -------    --------
Revenues:
  Rental Revenue............................................  $ 4,513    $ 4,489        0.5%
  Recoveries from Tenants...................................    2,453      2,235        9.8%
  Other Income..............................................    1,068        777       37.5%
                                                              -------    -------
       Total Revenues.......................................    8,034      7,501        7.1%
Expenses:
  Recoverable Operating Expenses............................    3,020      2,766        9.2%
  Other Operating Expenses..................................       (2)       407     (100.5)%
                                                              -------    -------
       Total Expenses.......................................    3,018      3,173       (4.9)%
                                                              -------    -------
Net Operating Income........................................  $ 5,016    $ 4,328       15.9%
                                                              =======    =======
       Total Properties.....................................        2          2
                                                              =======    =======
Percentage Leased...........................................     89.1%      89.2%
                                                              =======    =======
Average Base Rent per square foot...........................  $ 16.33    $ 16.53
                                                              =======    =======

Same Store properties are those which were owned as of January 1, 1998.
---------------
(1) Excludes Empire Center which is held for sale. Including this property, same property NOI increased .6% for the quarter ended March 31, 1999 over the same period in the prior year.

                                  CENTER TRUST

           SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
                              AS OF MARCH 31, 1999

                                                                 THREE
                                                              MONTHS ENDED
                                                               MARCH 31,
                                                              ------------
Space Vacated
  Number of Leases..........................................          21
  Gross Leasable Area.......................................      60,879
  Base Rent per Square Foot.................................    $  13.96
New Leases Executed
  Number of Leases..........................................          22
  Gross Leasable Area.......................................      98,101
  Base Rent per Square Foot.................................    $  11.40
Lease Renewals Executed(1)
  Number of Leases..........................................          35
  Gross Leasable Area.......................................      86,708
  New Annual Base Rent per Square Foot......................    $  15.05
  Percentage Change from Prior..............................         5.6%
Leases with Contractural Rent Adjustments
  Number of Leases..........................................          65
  Gross Leasable Area.......................................     185,801
  New Annual Base Rent per Square Foot......................    $  15.19
  Percentage Change from Prior..............................         3.5%

---------------
(1) Excludes renewal of 63,800 square feet for anchor tenant.

                                  CENTER TRUST

                               PORTFOLIO SUMMARY
                              AS OF MARCH 31, 1999

                                                                                                           GLA AS
                                                                                                            % OF
                                                                                                            TOTAL
                                        NUMBER                 TOTAL LEASED GLA                            COMPANY
                                          OF                   ----------------                COMPANY      OWNED    PERCENT
                                      PROPERTIES    ANCHOR           PAD            SHOP      OWNED GLA      GLA     LEASED
                                      ----------   ---------   ----------------   ---------   ----------   -------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region............      12         936,286       103,432          689,357    1,901,979    18.68%     90.9
Northern & Central California
  Region............................       7         364,261        11,808          370,374      771,302     7.58%     96.8
Southern California Region..........      24       2,745,240       346,770          826,278    4,261,029    41.85%     92.0
Southwest Region....................       6         557,438        55,566          337,547    1,069,345    10.50%     88.9
                                          --       ---------       -------        ---------   ----------    -----     -----
          TOTAL COMMUNITY SHOPPING
            CENTERS.................      49       4,603,225       517,576        2,223,556    8,003,655    78.61%     91.8
REGIONAL MALLS......................       2         609,515        78,594          361,378    1,178,009    11.57%     89.1
SINGLE TENANT FACILITIES............      11         996,186         3,900               --    1,000,086     9.82%    100.0
                                          --       ---------       -------        ---------   ----------    -----     -----
          TOTAL PORTFOLIO...........      62       6,208,926       600,070        2,584,934   10,181,750    100.0%     92.3
                                          ==       =========       =======        =========   ==========    =====     =====


                                                       AVERAGE
                                                        BASE
                                       ANNUALIZED       RENT
                                       BASE RENT     PER SQ. FT.
                                      ------------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region............  $ 18,057,977     $10.40
Northern & Central California
  Region............................     7,976,687      10.69
Southern California Region..........    46,649,232      11.91
Southwest Region....................     7,699,195       8.10
                                      ------------     ------
          TOTAL COMMUNITY SHOPPING
            CENTERS.................    80,383,091     $10.93
REGIONAL MALLS......................    17,141,711     $16.33
SINGLE TENANT FACILITIES............     6,135,305     $ 6.13
                                      ------------     ------
          TOTAL PORTFOLIO...........  $103,660,107     $11.03
                                      ============     ======

                                                   CENTER TRUST
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    1986        70,837       --     73,139     151,423    95.1    $  1,576,141
    Covington, WA
  Fairwood Shopping Center..........    1995       109,249   10,954     83,647     215,859    94.4       1,991,073
    Renton, WA
  Frontier Village Shopping             1993        68,473   22,023     61,624     153,320    99.2       1,522,439
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     59,162     264,649    92.6       2,087,172
    Gresham, OR
  The Medford Center................    1998       196,032    9,432     50,873     319,988    80.1       1,981,068
    Medford, OR
  Pacific Linen Plaza...............    1988        25,000       --     42,244      69,432    96.8         926,095
    Lynnwood, WA
  Pavilions' Centre.................    1995        80,056       --     76,647     200,209    78.3       2,621,958
    Federal Way, WA
  Ross Center.......................    1987        53,331    7,000     68,544     132,465    97.3       1,492,637
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     36,642      67,287    97.6         796,350
    Silverdale, WA
  Sixth Avenue Plaza................    1986        73,166       --     53,571     139,107    91.1         968,899
    Tacoma, WA
  Vancouver Park Place..............    1987        33,938   14,100     27,751      77,989    97.2         902,418
    Vancouver, WA
  Westgate North Shopping Center....    1980        37,902   13,336     55,513     110,251    96.8       1,191,727
    Tacoma, WA
                                                 ---------  -------  ---------  ----------   -----    ------------
  Pacific Northwest Region..........               936,286  103,432    689,357   1,901,979    90.9      18,057,977
                                                 ---------  -------  ---------  ----------   -----    ------------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     12,740      14,115    90.3          90,370
    Bakersfield, CA
  Madera Marketplace................    1992        92,278       --     70,856     168,596    96.8       1,684,077
    Madera, CA

                                                    CENTER TRUST
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    $10.95      Safeway, Payless Drugs
    Covington, WA
  Fairwood Shopping Center..........      9.77      Safeway, Ace Hardware, Pic
    Renton, WA                                      'N' Save, Quality Food
                                                    Centers
  Frontier Village Shopping              10.01      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      8.52      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse
  The Medford Center................      7.49      Cinemark Theatres, Sears,
    Medford, OR                                     Emporium, Payless*,
                                                    Safeway*, Circuit City
  Pacific Linen Plaza...............     13.77      Pacific Linen, Payless
    Lynnwood, WA                                    Shoesource, Men's Wearhouse
  Pavilions' Centre.................     16.73      Quality Food Centers,
    Federal Way, WA                                 Barnes & Noble, Blockbuster
                                                    Music, Petco
  Ross Center.......................     11.58      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.13      Ross Stores
    Silverdale, WA
  Sixth Avenue Plaza................      7.64      Sears, Drug Emporium
    Tacoma, WA
  Vancouver Park Place..............     11.91      T.J. Maxx, Pier 1 Imports
    Vancouver, WA
  Westgate North Shopping Center....     11.16      Quality Food Centers
    Tacoma, WA
                                        ------
  Pacific Northwest Region..........     10.40
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.09
    Bakersfield, CA
  Madera Marketplace................     10.32      Wal-Mart*, J.C. Penney,
    Madera, CA                                      Pik- N-Sav

                                                   CENTER TRUST
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Marshall's Plaza..................    1989        43,000       --     34,875      79,000    98.6    $  1,133,197
    Modesto, CA
  Mineral King Plaza................    1983            --       --     32,860      39,060    84.1         517,559
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     91,482     153,941    95.9       1,655,168
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     46,679     127,527    98.5       1,393,354
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     80,882     189,063    98.7       1,502,962
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Northern & Central California                      364,261   11,808    370,374     771,302    96.8       7,976,687
  Region............................
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHERN CALIFORNIA REGION
  Advantage/Sportmart Shopping          1988       105,210   12,650         --     117,860   100.0       1,370,610
    Center..........................
    San Diego, CA
  Center of El Centro...............    1980       149,300    5,623     18,616     178,889    97.0         682,601
    El Centro, CA
  Country Fair Shopping Center......    1992        96,225   24,341     23,121     168,367    85.3       1,856,383
    Chino, CA
  Covina Town Square................    1997       266,383   12,663     49,654     357,680    91.9       4,960,966
    Covina, CA
  Date Palm Center..................    1987        99,919       --     12,937     117,362    96.2       1,692,437
    Cathedral City, CA
  El Camino North...................    1982        96,600  133,024     64,091     326,807    89.9       3,537,355
    Oceanside, CA
  Empire Center.....................    1993        50,967   15,690     84,751     261,996    57.8       1,505,670
    Fontana, CA
  Fire Mountain Center..............    1987        44,481   14,580     24,465      93,778    89.1       1,644,229
    Oceanside, CA
  Fullerton Town Center.............    1987       177,653   19,722     49,205     278,647    88.5       3,816,348
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     18,225      65,987    97.9         982,933
    Gardena, CA

                                                    CENTER TRUST
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Marshall's Plaza..................    $14.55      Marshall's, Good Guys
    Modesto, CA
  Mineral King Plaza................     15.75      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.21      T. J. Maxx, Longs Drugs*
    Moraga, CA
  Rosedale Village Shopping              11.09      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.06      Target, Big 5 Sporting
    Sacramento, CA                                  Goods
                                        ------
Northern & Central California            10.69
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Advantage/Sportmart Shopping           11.63      Advantage (Lucky),
    Center..........................                SportMart
    San Diego, CA
  Center of El Centro...............      3.93      Sears, Mervyn's, Miller's
    El Centro, CA                                   Outpost
  Country Fair Shopping Center......     12.92      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Covina Town Square................     15.09      Home Depot, Staples,
    Covina, CA                                      PETsMART, Michael's, AMC
                                                    Theatres
  Date Palm Center..................     15.00      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     12.04      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Mann Theatres, Ross Stores,
                                                    Stein Mart
  Empire Center.....................      9.94      Target*, Mervyn's*,
    Fontana, CA                                     Miller's Outpost, Ross
                                                    Stores
  Fire Mountain Center..............     19.69      Strouds, Lamps Plus, Trader
    Oceanside, CA                                   Joe's, Bookstar
  Fullerton Town Center.............     15.48      Price Club*, AMC Theatres,
    Fullerton, CA                                   Toys 'R' Us, Office Depot
  Gardena Gateway Center............     15.22      Rite-Aid, 99 Ranch Market
    Gardena, CA

                                                   CENTER TRUST
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Huntington Center.................    1989       105,879    4,365         --     110,244   100.0    $  1,285,121
    Huntington Beach, CA
  Kenneth Hahn Plaza................    1987        97,186   14,598     53,116     165,465    99.7       1,562,229
    Los Angeles, CA
  La Verne Towne Center.............    1986       170,340    1,940     46,203     231,143    94.5       1,308,768
    La Verne, CA
  Lakewood Plaza....................    1989        93,342       --     15,804     113,511    96.2       1,241,448
    Bellflower, CA
  Loma Square.......................    1980        96,514       --    107,470     210,704    96.8       2,679,694
    San Diego, CA
  Montebello Town Square............    1992       210,533    7,879     25,167     250,438    97.3       2,710,299
    Montebello, CA
  Mountain Square Shopping Center...    1988       186,036       --     50,899     273,280    86.7       2,904,188
    Upland, CA
  North County Plaza................    1987        43,610   28,720     71,170     153,325    93.6       2,074,373
    Carlsbad, CA
  Parkway Place.....................    1989        91,127   12,917     13,756     120,460    97.8       1,229,821
    Escondido, CA
  Pomona Gateway Center.............    1993        96,418    6,487      1,000     108,887    95.4         913,724
    Pomona, CA
  San Fernando Mission Plaza........    1991        50,508    2,293     12,994      67,192    97.9         875,556
    San Fernando, CA
  Torrance Promenade................    1991       211,883   20,496     30,849     263,228   100.0       4,080,282
    Torrance, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0         987,925
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     29,172      56,035    90.3         746,272
    Rancho Cucamonga, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Southern California Region..........             2,745,240  346,770    826,278   4,261,029    92.0      46,649,232
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHWEST REGION
  Charleston Plaza..................    1989       153,131   19,171     42,012     234,496    91.4       2,294,068
    Las Vegas, NV

                                                    CENTER TRUST
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Huntington Center.................    $11.66      Toys 'R' Us, Lucky
    Huntington Beach, CA
  Kenneth Hahn Plaza................      9.47      Food 4 Less, Pic 'N' Save,
    Los Angeles, CA                                 Rite-Aid, Super Trak Auto
  La Verne Towne Center.............      5.99      Target, Albertson's
    La Verne, CA
  Lakewood Plaza....................     11.37      Lucky, Staples
    Bellflower, CA
  Loma Square.......................     13.14      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs, Staples,
                                                    Super Crown Books
  Montebello Town Square............     11.13      Sears, Toys 'R' Us, AMC
    Montebello, CA                                  Theatres, Petco
  Mountain Square Shopping Center...     12.26      Home Depot, Staples,
    Upland, CA                                      Pavilions
  North County Plaza................     14.46      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.44      Advantage (Lucky), Office
    Escondido, CA                                   Depot
  Pomona Gateway Center.............      8.79      Vons, Pic 'N' Save
    Pomona, CA
  San Fernando Mission Plaza........     13.31      KV-Mart (Vons)
    San Fernando, CA
  Torrance Promenade................     15.50      Ross, Marshall's, Office
    Torrance, CA                                    Depot, Linens 'n Things,
                                                    Bookstar, Sears Homelife,
                                                    Loehmann's, Kids 'R' Us
  Vermont-Slauson Shopping Center...      5.82      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.75      Albertson's*, Sav-on Drugs
    Rancho Cucamonga, CA
                                        ------
Southern California Region..........     11.91
                                        ------
SOUTHWEST REGION
  Charleston Plaza..................     10.70      Home Base, Lucky*, Sav-on
    Las Vegas, NV                                   Drugs

                                                   CENTER TRUST
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Kyrene Village Shopping Center....    1987        95,957    5,120     56,902     161,174    98.0    $  1,135,757
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     53,164      94,379   100.0         866,143
    Phoenix, AZ
  Randolph Plaza....................    1972       136,110    6,150     34,094     180,434    97.7         993,023
    Tucson, AZ
  Southern Palms Center.............    1980        28,000   20,025    125,661     254,863    68.1       1,648,236
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     25,714     143,999    92.9         761,968
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    ------------
Southwest Region....................               557,438   55,566    337,547   1,069,345    88.9       7,699,195
                                                 ---------  -------  ---------  ----------   -----    ------------
COMMUNITY RETAIL CENTERS............             4,603,225  517,576  2,223,556   8,003,655    91.8      80,383,091
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       141,554   29,610    155,948     359,604    91.0       5,849,436
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    205,430     818,405    88.3      11,292,275
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Regional Malls......................               609,515   78,594    361,378   1,178,009    89.1      17,141,711
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES
  Home Base.........................    1988       107,165       --         --     107,165   100.0         935,444
    Glendora, CA
  Kmart.............................    1990       104,204       --         --     104,204   100.0         551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0         457,744
    Banning, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         507,915
    El Centro, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         365,373
    Los Banos, CA

                                                    CENTER TRUST
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Kyrene Village Shopping Center....    $ 7.19      Basha's, Kyrene Lanes
    Chandler, AZ
  North Mountain Village............      9.18      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................      5.63      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's
  Southern Palms Center.............      9.49      Mega Foods, Heilig Meyer
    Tempe, AZ                                       Furniture, Coomers Craft
                                                    Mall
  Sunrise Place Center..............      5.69      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      8.10
                                        ------
COMMUNITY RETAIL CENTERS............     10.93
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     17.88      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Lucky, T.J. Maxx, Sony/
                                                    Magic Johnson Theaters
  Media City Center.................     15.63      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
Regional Malls......................     16.33
                                        ------
SINGLE TENANT FACILITIES
  Home Base.........................      8.73      Home Base
    Glendora, CA
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      5.29      Kmart
    Banning, CA
  Kmart.............................      5.87      Kmart
    El Centro, CA
  Kmart.............................      4.22      Kmart
    Los Banos, CA

                                                   CENTER TRUST
                                          PORTFOLIO DETAIL -- BY REGION
                                               AS OF MARCH 31, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Kmart.............................    1990        86,479       --         --      86,479   100.0    $    415,951
    Madera, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         411,132
    Rocklin, CA
  Oracle Road.......................    1989       102,400       --         --     102,400   100.0         537,600
    Tucson, AZ
  Vons..............................    1989        36,800       --         --      36,800   100.0         312,800
    Escondido, CA
  Vons..............................    1993       102,400       --         --     102,400   100.0         907,959
    Simi Valley, CA
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0         731,811
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES............               996,186    3,900         --   1,000,086   100.0       6,135,305
                                                 ---------  -------  ---------  ----------   -----    ------------
TOTAL PROPERTIES....................             6,208,926  600,070  2,584,934  10,181,750    92.3    $103,660,107
                                                 =========  =======  =========  ==========   =====    ============

                                                    CENTER TRUST
                                            PORTFOLIO DETAIL -- BY REGION
                                                AS OF MARCH 31, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Kmart.............................    $ 4.81      Kmart
    Madera, CA
  Kmart.............................      4.75      Kmart
    Rocklin, CA
  Oracle Road.......................      5.25      Montgomery Ward
    Tucson, AZ
  Vons..............................      8.50      Vons
    Escondido, CA
  Vons..............................      8.87      Vons
    Simi Valley, CA
  Sam's Club........................      6.38      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      6.13
                                        ------
TOTAL PROPERTIES....................    $11.03
                                        ======

                                  CENTER TRUST

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                                 MARCH 31, 1999

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
Month to Month.......    135      315,681    $11.86      120,799    $ 5.98         --        --      194,882    $15.51
1999.................    155      315,998     14.67       34,480     10.56      6,952    $14.47      274,566     15.20
2000.................    186      553,396     13.97      149,347      9.60     47,749     14.66      356,300     15.72
2001.................    233      720,486     14.01      256,622      8.32     42,147     16.39      421,717     17.23
2002.................    180      702,763     12.84      307,373      7.51     56,548     18.20      338,842     16.79
2003.................    131      578,581     10.86      214,277      4.34     46,772     15.72      317,532     14.54
2004.................     94      830,046      9.61      617,057      7.20     29,788     14.43      183,201     16.96
2005.................     40      383,148     13.66      240,580     12.56     29,679     14.41      112,889     15.81
2006.................     51      406,281     12.77      236,153     10.26     37,105     13.00      133,023     17.17
2007.................     41      399,466     11.28      231,757      8.31     48,738     11.73      118,971     16.89
2008.................     31      495,697     10.93      423,693      9.83     39,167     19.65       32,837     14.79
THEREAFTER...........    117    3,700,387      9.14    3,376,788      8.70    223,425     14.44      100,174     12.24
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,394    9,401,930    $11.03    6,208,926    $ 8.57    608,070    $15.07    2,584,934    $15.96
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                                 MARCH 31, 1999

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
Month to Month.......     88      258,254    $10.19      120,799    $ 5.98         --        --      137,455    $13.90
1999.................    128      287,554     13.89       34,480     10.56      6,952    $14.47      246,122     14.34
2000.................    173      531,169     13.72      149,347      9.60     43,849     15.24      337,973     15.35
2001.................    189      669,409     12.64      256,622      8.32     42,147     16.39      370,640     15.21
2002.................    153      652,521     11.76      307,373      7.51     55,508     17.72      289,640     15.13
2003.................    107      534,125      9.96      214,277      4.34     46,772     15.72      273,076     13.38
2004.................     75      660,783      9.38      484,085      7.32     23,288     15.88      153,410     14.89
2005.................     28      266,369     10.45      143,001      7.41     27,959     13.51       95,409     14.11
2006.................     44      364,194     12.12      210,849      9.22     30,695     14.05      122,650     16.63
2007.................     32      309,669     10.51      194,957      8.28     48,738     11.73       65,974     16.18
2008.................     26      337,869     10.42      271,571      9.03     34,167     17.84       32,131     14.28
THEREAFTER...........     90    2,480,441     10.02    2,215,864      9.69    165,501     13.15       99,076     12.14
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,133    7,352,357    $10.93    4,603,225    $ 8.68    525,576    $14.68    2,223,556    $14.71
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

                                  CENTER TRUST

             LEASE EXPIRATIONS-COMMUNITY SHOPPING CENTERS BY REGION
                                 MARCH 31, 1999

PACIFIC NORTHWEST REGION

                               OVERALL PORTFOLIO              ANCHORS                PADS                SHOPS
                         -----------------------------   ------------------   ------------------   ------------------
                         NUMBER                 BASE                 BASE                 BASE                 BASE
        YEAR OF            OF      SQUARE     RENT PER   SQUARE    RENT PER   SQUARE    RENT PER   SQUARE    RENT PER
      EXPIRATION         LEASES     FEET      SQ. FT.     FEET     SQ. FT.     FEET     SQ. FT.     FEET     SQ. FT.
      ----------         ------   ---------   --------   -------   --------   -------   --------   -------   --------
Month to Month.........    21        86,236    $ 8.47     42,420    $2.30          --        --     43,816    $14.45
1999...................    38        87,119     13.04         --       --       2,677    $15.41     84,442     12.97
2000...................    43       121,576     13.97         --       --      18,790     18.34    102,786     13.17
2001...................    46       201,890     10.18    105,780     5.37          32        --     96,078     15.35
2002...................    34       141,565     10.82     68,605     6.70      12,100     13.98     60,860     14.83
2003...................    35       146,718     11.58     26,832     6.04       9,974     17.63    109,912     12.38
2004...................    20       153,409      6.31    101,295     2.70       3,017     11.26     49,097     13.45
2005...................     9        80,860     11.66     29,080     6.30      12,259     12.95     39,521     15.21
2006...................    14        82,842     13.19     47,130     8.58          --        --     35,712     19.26
2007...................     9        48,639     14.16         --       --      18,562     11.53     30,077     15.79
2008...................    11       129,885      9.61    109,804     9.04      10,136     14.03      9,945     11.33
THEREAFTER.............    19       456,336      9.35    405,340     9.12      23,885     11.58     27,111     10.97
                          ---     ---------    ------    -------    -----     -------    ------    -------    ------
         TOTAL.........   299     1,737,075    $10.40    936,286    $7.30     111,432    $14.08    689,357    $14.00
                          ===     =========    ======    =======    =====     =======    ======    =======    ======

NORTHERN AND CENTRAL CALIFORNIA REGION

                                OVERALL PORTFOLIO             ANCHORS               PADS                SHOPS
                           ---------------------------   ------------------   -----------------   ------------------
                           NUMBER               BASE                 BASE                BASE                 BASE
         YEAR OF             OF     SQUARE    RENT PER   SQUARE    RENT PER   SQUARE   RENT PER   SQUARE    RENT PER
       EXPIRATION          LEASES    FEET     SQ. FT.     FEET     SQ. FT.     FEET    SQ. FT.     FEET     SQ. FT.
       ----------          ------   -------   --------   -------   --------   ------   --------   -------   --------
Month to Month...........    21      49,279    $10.31     27,000    $ 7.65        --        --     22,279    $13.54
1999.....................    19      31,713     13.31         --        --        --        --     31,713     13.31
2000.....................    28      62,599     10.75     25,165      5.21        --        --     37,434     14.47
2001.....................    37      77,420     13.76         --        --        --        --     77,420     13.76
2002.....................    29      70,791     14.65         --        --     6,658    $12.30     64,133     14.89
2003.....................    17      72,439     12.02         --        --        --        --     72,439     12.02
2004.....................    16      43,922     18.39     16,000     26.26     1,650     14.67     26,272     13.84
2005.....................     3      40,246      7.83     25,844      6.71        --        --     14,402      9.85
2006.....................     4      19,810     12.17         --        --        --        --     19,810     12.17
2007.....................     2      35,668      7.15     33,796      6.21        --        --      1,872     24.04
2008.....................     1       2,600     20.92         --        --        --        --      2,600     20.92
THEREAFTER...............     5     239,956      7.20    236,456      7.08     3,500     15.00         --        --
                            ---     -------    ------    -------    ------    ------    ------    -------    ------
         TOTAL...........   182     746,443    $10.69    364,261    $ 7.73    11,808    $13.43    370,374    $13.51
                            ===     =======    ======    =======    ======    ======    ======    =======    ======

                                  CENTER TRUST
             LEASE EXPIRATIONS-COMMUNITY SHOPPING CENTERS BY REGION
                                 MARCH 31, 1999

SOUTHERN CALIFORNIA REGION

                             OVERALL PORTFOLIO               ANCHORS                 PADS                SHOPS
                       -----------------------------   --------------------   ------------------   ------------------
                       NUMBER                 BASE                   BASE                 BASE                 BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER   SQUARE    RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.     FEET     SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   -------   --------
Month to Month.......    34       107,248    $11.37       51,379    $ 8.13         --        --     55,869    $14.35
1999.................    45       111,694     15.90       18,100     14.41      4,275    $13.88     89,319     16.29
2000.................    79       281,012     15.07      109,580     11.12     25,059     12.80    146,373     18.43
2001.................    78       307,019     14.29      150,842     10.39     31,265     16.85    124,912     18.37
2002.................    60       341,150     12.15      210,768      8.02     33,000     19.02     97,382     18.76
2003.................    43       271,717      8.76      176,807      3.89     36,798     15.20     58,112     19.51
2004.................    32       350,661     10.59      269,029      8.78      9,396     22.43     72,226     15.80
2005.................    13        97,277     12.04       58,312      9.09     15,700     13.96     23,265     18.12
2006.................    21       249,508     11.70      163,719      9.40     25,575     14.26     60,214     16.88
2007.................    15       142,706     12.42       89,975     11.33     30,176     11.85     22,565     17.51
2008.................    10       148,179     12.74      113,580     10.61     21,013     21.07     13,586     17.68
THEREAFTER...........    56     1,510,117     11.28    1,333,149     11.04    114,513     12.89     62,455     13.42
                        ---     ---------    ------    ---------    ------    -------    ------    -------    ------
         TOTAL.......   486     3,918,288    $11.91    2,745,240    $ 9.92    346,770    $14.90    826,278    $17.26
                        ===     =========    ======    =========    ======    =======    ======    =======    ======

SOUTHWEST REGION

                                OVERALL PORTFOLIO             ANCHORS               PADS                SHOPS
                           ---------------------------   ------------------   -----------------   ------------------
                           NUMBER               BASE                 BASE                BASE                 BASE
         YEAR OF             OF     SQUARE    RENT PER   SQUARE    RENT PER   SQUARE   RENT PER   SQUARE    RENT PER
       EXPIRATION          LEASES    FEET     SQ. FT.     FEET     SQ. FT.     FEET    SQ. FT.     FEET     SQ. FT.
       ----------          ------   -------   --------   -------   --------   ------   --------   -------   --------
Month to Month...........    12      15,491    $11.25         --       --         --        --     15,491    $11.25
1999.....................    26      57,028     11.57     16,380    $6.30         --        --     40,648     13.70
2000.....................    23      65,982     10.34     14,602     5.75         --        --     51,380     11.59
2001.....................    28      83,080     11.47         --       --     10,850    $13.96     72,230     11.10
2002.....................    30      99,015      9.69     28,000     5.58      3,750     27.95     67,265     10.39
2003.....................    12      43,251      8.53     10,638     7.52         --        --     32,613      8.86
2004.....................     7     112,801      6.27     97,761     4.98      9,225     10.93      5,815     20.59
2005.....................     3      47,986      7.38     29,765     5.80         --        --     18,221      9.96
2006.....................     5      12,034     13.44         --       --      5,120     13.00      6,914     13.77
2007.....................     6      82,646      6.50     71,186     5.40         --        --     11,460     13.32
2008.....................     4      57,205      5.79     48,187     5.29      3,018      8.18      6,000      8.60
THEREAFTER...............    10     274,032      6.60    240,919     5.69     23,603     15.73      9,510      7.01
                            ---     -------    ------    -------    -----     ------    ------    -------    ------
         TOTAL...........   166     950,551    $ 8.10    557,438    $5.55     55,566    $14.80    337,547    $11.21
                            ===     =======    ======    =======    =====     ======    ======    =======    ======

                                  CENTER TRUST

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                              AS OF MARCH 31, 1999

                                                                                             PERCENTAGE
                                                                    PERCENTAGE     TOTAL     OF COMPANY
                                          NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
             RETAIL TENANT                 STORES      BASE RENT    BASE RENT       GLA         GLA
             -------------                ---------   -----------   ----------   ---------   ----------
AMC THEATRES............................       6      $ 5,907,780      5.70%       259,842      2.55%
SAFEWAY/VONS............................       9        4,541,856      4.38%       533,019      5.24%
LUCKY STORES............................       5        3,081,453      2.97%       308,170      3.03%
K-MART..................................       7        2,927,871      2.82%       619,103      6.08%
SAM'S CLUB/WAL-MART.....................       2        2,138,834      2.06%       210,741      2.07%
TJX.....................................       9        1,982,526      1.91%       247,614      2.43%
HOME DEPOT..............................       2        1,875,930      1.81%       200,549      1.97%
TOYS 'R' US.............................       5        1,802,233      1.74%       180,780      1.78%
SEARS ROEBUCK & CO. ....................       5        1,797,587      1.73%       320,722      3.15%
HOME BASE...............................       2        1,710,833      1.65%       212,572      2.09%
FRED MEYERS (RALPHS/FFL/QFC)............       5        1,650,745      1.59%       196,674      1.93%
BARNES & NOBLE..........................       4        1,465,822      1.41%        70,276      0.69%
ROSS STORES INC. .......................       6        1,404,271      1.35%       170,012      1.67%
MAGIC JOHNSON THEATRES..................       1        1,288,210      1.24%        67,579      0.66%
STAPLES.................................       5        1,276,729      1.23%       108,259      1.06%
PAYLESS SHOE SOURCE.....................      18        1,259,311      1.21%        60,589      0.60%
THE LIMITED STORES......................      10        1,176,730      1.14%        64,216      0.63%
OFFICE DEPOT............................       4        1,090,026      1.05%       101,594      1.00%
                                             ---      -----------     -----      ---------     -----
     TOTAL..............................     105      $38,378,747     36.99%     3,932,311     38.63%
                                             ===      ===========     =====      =========     =====

                                  CENTER TRUST

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                              AS OF MARCH 31, 1999

                                                                                                PERCENT
                                                       TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                           NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
              SEGMENT TYPE                  LEASES       BASE RENT     BASE RENT      GLA         GLA
              ------------                 ---------   -------------   ---------   ---------   ----------
GROCERY STORES...........................      26       $11,056,223      10.67%    1,365,415     13.41%
THEATRES.................................       9         8,219,557       7.93%      409,694      4.02%
FAST FOOD RESTAURANTS....................     196         6,987,034       6.74%      342,833      3.37%
RESTAURANTS..............................      76         5,995,332       5.78%      405,032      3.98%
DISCOUNT DEPT. STORES....................      11         5,758,110       5.55%    1,050,226     10.31%
DISCOUNT APPAREL STORES..................      35         4,489,058       4.33%      523,375      5.14%
WOMEN'S WEAR.............................      62         4,323,682       4.17%      271,038      2.66%
HOME IMPROVEMENT.........................      13         4,073,862       3.93%      483,796      4.75%
DEPARTMENT STORES........................      11         3,523,675       3.40%      831,108      8.16%
HOME FURNISHINGS.........................      23         3,159,535       3.05%      251,778      2.47%
AUDIO/VIDEO STORES.......................      30         3,153,606       3.04%      173,757      1.71%
MAJOR SHOE STORES........................      41         2,591,029       2.50%      132,972      1.31%
BEAUTY SUPPLY/SALONS.....................     107         2,518,139       2.43%      113,015      1.11%
BANK/FINANCIAL SERVICES..................      63         2,507,301       2.42%      166,367      1.63%
ELECTRONICS..............................      25         2,502,536       2.41%      164,685      1.62%
VARIETY STORES...........................      35         2,469,432       2.38%      293,790      2.89%
OFFICE SUPPLY STORES.....................       9         2,213,111       2.13%      196,683      1.93%
                                              ---       -----------      -----     ---------     -----
     TOTAL...............................     772       $75,541,222      72.86%    7,175,564     70.47%
                                              ===       ===========      =====     =========     =====

                                  CENTER TRUST

            CONSOLIDATED STATEMENTS OF OPERATIONS AND RECONCILIATION
                            TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                               1999       1998
                                                              -------    -------
                                                                 (UNAUDITED)
Rental revenues.............................................  $26,225    $19,532
Expense reimbursements......................................    8,133      6,173
Percentage rents............................................      618        239
Other income................................................    1,190      1,225
                                                              -------    -------
          Total revenues....................................   36,166     27,169
                                                              -------    -------
Interest....................................................   13,095     10,254
Depreciation and amortization...............................    6,026      5,389
Property operating costs:
  Common area...............................................    5,527      4,077
  Property taxes............................................    3,607      2,772
  Leasehold rentals.........................................      424        411
  Marketing.................................................      141         75
  Other operating...........................................    1,338      1,190
General and administrative..................................    1,530        709
                                                              -------    -------
          Total expenses....................................   31,688     24,877
                                                              -------    -------
Income From Operations Before Gain on Sale of Assets and
  Minority Interests........................................    4,478      2,292
Gain on Sale of Asset.......................................   20,575         --
Minority interests -- Operating Partnership.................   (4,089)      (443)
Minority interests -- Other.................................      (72)       (69)
                                                              -------    -------
Net Income..................................................   20,892      1,780
                                                              -------    -------
Adjustments to reconcile net loss to FFO:
  Depreciation of real property.............................    5,993      5,348
  Minority Interests........................................    3,996        367
  Gain on Sale of Asset.....................................  (20,575)
  Other.....................................................      383         25
                                                              -------    -------
Funds From Operations -- Basic..............................   10,702      7,520
                                                              -------    -------
Adjustments to reconcile Basic to Diluted FFO:
  Debenture interest........................................    3,142      3,142
  Amortization of Deferred costs-Debentures.................      325        325
                                                              -------    -------
Funds From Operations -- Diluted(2).........................  $14,169    $10,987
                                                              =======    =======

                                  CENTER TRUST

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                         MARCH 31,     DECEMBER 31,    DECEMBER 31,
                                                           1999            1998            1997
                                                        -----------    ------------    ------------
                                                        (UNAUDITED)
Rental Properties.....................................  $1,064,324      $1,074,629      $ 783,279
Accumulated depreciation and amortization.............    (139,320)       (141,785)      (121,202)
                                                        ----------      ----------      ---------
  Rental properties, net..............................     925,004         932,844        662,077
Cash and cash equivalents.............................       6,471           6,636          3,613
Tenant receivables, net...............................      10,879          13,543          6,017
Other Receivables.....................................       6,805           7,984          7,575
Restricted cash and Securities........................      16,423           5,437          9,435
Deferred charges, net.................................      19,575          18,682         19,759
Other assets..........................................       2,134           1,895          2,237
                                                        ----------      ----------      ---------
     Total............................................  $  987,291      $  987,021      $ 710,713
                                                        ==========      ==========      =========
                         LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES
Secured debt..........................................  $  492,629      $  497,386      $ 313,660
7 1/2% Convertible subordinated debentures............     138,595         138,599        138,599
7 1/4% Exchangeable subordinated debentures...........      30,000          30,000         30,000
Accrued distributions.................................      10,583          10,931          7,371
Accrued interest......................................       3,815           5,873          5,604
Accounts payable and other accrued expenses...........       8,775           6,718          8,482
Accrued construction costs............................       1,938           1,955         10,996
Tenant security and other deposits....................       6,562           5,957          4,729
                                                        ----------      ----------      ---------
     Total liabilities................................     692,897         697,419        519,441
                                                        ----------      ----------      ---------
MINORITY INTERESTS
Operating Partnership (4,938,240 and 4,978,240 units
  issued as of March 31, 1999 and December 31, 1998,
  respectively).......................................      49,384          47,717         39,685
Other minorities......................................       1,451           1,514          1,748
                                                        ----------      ----------      ---------
     Total minority interest..........................      50,835          49,231         41,433
                                                        ----------      ----------      ---------
REDEEMABLE COMMON STOCK
(590,034 shares outstanding as of March 31, 1999 and
  December 31, 1998, redeemable on May 25, 1999)......       9,903           9,903          8,385
                                                        ----------      ----------      ---------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares
  authorized; 23,847,314 and 24,756,693 shares issued
  and outstanding as of March 31, 1999 and December
  31, 1998, respectively).............................         238             248            157
Additional paid-in capital............................     345,392         354,281        223,972
Accumulated distributions and deficit.................    (111,974)       (124,061)       (82,675)
                                                        ----------      ----------      ---------
     Total stockholders' equity.......................     233,656         230,468        141,454
                                                        ----------      ----------      ---------
     Total............................................  $  987,291      $  987,021      $ 710,713
                                                        ==========      ==========      =========

                                  CENTER TRUST

                          SUMMARY OF OUTSTANDING DEBT
                                 MARCH 31, 1999
                                 (IN THOUSANDS)

                                                                                    MATURITY      BALANCE            BALANCE
                LENDER                         PROPERTY              RATE             DATE     MARCH 31, 1999   DECEMBER 31, 1998
                ------                         --------          -------------      --------   --------------   -----------------
Mortgage Loans
Nomura Asset Capital Corporation(1)...  Tranche B                        9.000%     04/01/10      $ 33,163          $ 33,236
Eastrich #79 Corporation(AEW)(2)......  Loan # 1                        11.450%     10/15/06        29,316            29,607
Teachers..............................  Pavilions                        7.440%     08/01/06        24,393            24,498
Nomura Asset Capital Corporation(1)...  Tranche A                        8.938%     04/01/05        22,327            22,377
The Prudential Insurance Company of
 America..............................  Loma Square                      9.310%     08/15/99        18,688            18,881
Aetna Life Insurance Company..........  Covina                           9.600%     09/01/04        17,767            17,807
The Travelers Insurance Company.......  North County                    10.375%     01/31/03        15,812            15,890
DLJ Mortgage Acceptance Corp..........  Charleston                       8.050%     01/01/06        15,363            15,415
Eastrich #79 Corporation (AEW)(3).....  Loan # 2                        10.900%     10/15/06         9,446             9,538
Metropolitan Life Insurance Company...  Date Palm                       10.450%     07/31/02         9,358             9,391
Connecticut General Life Insurance
 Company..............................  Gresham                          7.500%     05/01/99         9,358             9,442
Principal Mutual Life Insurance
 Company..............................  North Mountain Village           8.250%     05/01/01         8,222             8,234
Sun Life Assurance Company of
 Canada...............................  Fairwood                         8.375%     02/01/04         7,398             7,458
Massachusetts Mutual Life Insurance
 Company..............................  Fire Mountain                   10.250%     10/01/99         7,357             7,383
Aid Association for Lutherans.........  Gardena                         10.050%     02/15/02         6,622             6,641
The Travelers Insurance Company.......  Glendora                         9.500%     10/01/99         6,044             6,058
Aid Association for Lutherans.........  Westgate North                   8.300%     04/01/14         6,012             6,066
Column Financial, Inc.................  Mineral King                     9.680%     08/01/06         3,740             3,761
Metropolitan Life Insurance Company...  Escondido                        9.300%     11/01/99         2,676             2,686
                                                                                                  --------          --------
   Total Mortgage Loans Payable.......                                   9.320%(4)                 253,062           254,369
                                                                                                  --------          --------
CRA -- Certificates of Participation,
 Series 1985..........................  Baldwin Hills                    5.300%     12/01/14        30,000            30,000
CDC -- Certificates of Participation,
 Series 1985..........................  Willowbrook                      5.200%     12/01/15         6,000             6,000
Chase Manhattan Bank(5)...............  Secured Line of Credit   LIBOR+1-1.375%     12/30/00       197,462           200,895
                                                                                                  --------          --------
   Total Secured Debt.................                                                             486,524           491,264
                                                                                                  --------          --------
 Convertible debentures(6)............                                   7.500%     01/15/01       138,595           138,599
 Exchangeable debentures(7)...........                                   7.250%     12/27/03        30,000            30,000
                                                                                                  --------          --------
   Total debt outstanding(8)..........                                                            $655,119          $659,863
                                                                                                  ========          ========

---------------
(1) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and $11 million of U.S. Treasury Securities.
(2) Secured by KMart -- Rocklin, KMart -- El Centro, KMart -- Banning,
    KMart -- Los Banos, Kmart -- Madera, KMart -- Phoenix, Advantage, Huntington Beach, Oracle Road and Simi Valley.
(3) Secured by Lakewood, Sam's Club -- Downey, and Parkway Place.
(4) Weighted average interest rate on mortgage debt.
(5) Secured by Media City, Montebello, The City Center, Medford Shopping Center, Empire Center, Ross Center, Pacific Linen, Vancouver Park Place, Smitty's, Marshalls Plaza, Ross Plaza -- Silverdale, Covington, Vineyards Marketplace, Frontier Village and Rheem Valley.
(6) Convertible debentures bear interest at 7 1/2% and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.
(7) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures are convertible into common stock at a conversion price of $18.00 per share or may be put to the Company after. December 27, 2000 for the principal amount plus accrued interest.
(8) Excludes $6.105 million in Community Facility District Bonds.

                                  CENTER TRUST

                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                                 MARCH 31, 1999

                                                            SCHEDULED
                                                           AMORTIZATION    SCHEDULED
                          YEAR                               PAYMENTS      MATURITIES      TOTAL
                          ----                             ------------    ----------     --------
1999.....................................................    $ 3,410        $ 43,724      $ 47,134
2000.....................................................      4,372         197,462(1)    201,834
2001.....................................................      4,778           8,105        12,883
2002.....................................................      5,077           8,842        13,919
2003.....................................................      4,779          14,434        19,213
2004.....................................................      4,685          22,625        27,310
2005.....................................................      4,380          20,953        25,333
2006.....................................................      3,286          59,780        63,066
2007.....................................................      1,107              --         1,107
2008.....................................................      1,199              --         1,199
Thereafter...............................................      9,140          64,386        73,526
                                                             -------        --------      --------
Total....................................................    $46,213        $440,311      $486,524
                                                             =======        ========      ========

---------------
(1) Represents amount outstanding on the Company's secured credit facility which is due on December 31, 2000.